Exhibit 10.1

AMENDMENT AND EXCHANGE AGREEMENT

THIS AMENDMENT AND EXCHANGE AGREEMENT (this “Agreement”), dated as of February 21, 2024, is entered into by and among RiskOn International, Inc. (f/k/a BitNile Metaverse, Inc.), a Nevada corporation (the “Company”), and the undersigned holder (or holders) of securities of the Company (each, a “Holder Entity”, and collectively, the “Holder”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement (as defined below).

RECITALS

A.        The Company and the Holder are parties to that certain Securities Purchase Agreement, dated as of April 27, 2023 (the “Securities Purchase Agreement”), pursuant to which each Holder Entity (or an affiliate thereof) and one or more other investors (each, an “Other Holder”) purchased from the Company, among other things, certain Senior Secured Convertible Notes (the “Notes”) and warrants to purchase Common Stock (the “Warrants”).

B.       As of the date hereof, the Holder holds warrants to purchase such aggregate number of shares of Common Stock as set forth on the signature page of the Holder attached hereto (without regard to any limitations on exercise of the Warrant) (collectively, the “Holder Warrant”).

C.        The Company desires to (i) consummate a Subsequent Placement, pursuant to which the Company shall issue up to $20 million of shares of Series E Convertible Preferred Stock, the rights and preferences of which shall be governed by the certificate of designation of rights, preferences and limitations of Series E Preferred Stock (the “New Preferred Shares”, as converted, the “New Conversion Shares”), in the form attached hereto as Exhibit A (the “New Certificate of Designations”), but which shall not be convertible or exchangeable into Common Stock (or any other securities of the Company), directly or indirectly, until no more than $250,000 of principal amount of the Notes issued to the Holder Entities, in the aggregate, are no longer outstanding (the “Non-Convertibility Condition”, and the date such condition no longer applies, the “Non-Convertibility Release Date”), as set forth in the New Certificate of Designations (the “Proposed Preferred Offering”) and (ii) as of the date hereof, to consummate a Subsequent Placement with an investor pursuant to which the Company shall, and such Investor shall purchase, 1,000 shares of Common Stock at a price of $0.15 per share (the “Proposed Common Offering”);

D.       The Company further desires (a) subject to obtaining the prior consent (or no-objection) of the Principal Market (the “Exchange Condition”), to exchange (the “Exchange”), in part, such aggregate portion of the Holder Warrant exercisable into 100 shares of Common Stock (the “Exchange Warrant”) for (i) such aggregate number of shares of Common Stock as set forth on the signature page of the Holder attached hereto (the “New Common Shares”) and (ii) if applicable, one or more rights (each a “Right”, and together with the New Common Shares, the “New Primary Securities”) to acquire such aggregate number of shares of Common Stock as set forth on the signature page of the Holder attached hereto (the “Right Shares”, and the New Common Shares, the “New Shares”, and together with the Right, the “New Securities”) in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), (b) effective upon the later of (x) the time of consummation of the Proposed Common Offering and (y) the time of consummation of the Exchange, to waive, solely with respect to the Proposed Preferred Offering, and not with respect to any other Subsequent Placement, and, prior to the Non-Convertibility Release Date, solely to the extent the Non-Convertibility Condition remains satisfied in full (and is not waived, amended or modified in any respect, or circumvented in any manor prior to the Non-Convertibility Release Date), (I) to waive, in part, Section 7(a) of the Notes, such that the Proposed Preferred Offering shall not be a Dilutive Issuance (as defined in the Notes) thereunder (and, for such purpose, the definition of “Excluded Securities” shall be deemed to include the New Preferred Shares and the New Conversion Shares to the extent issued pursuant to the New Certificate of Designations) and (II) any and all rights and prohibitions contained in the Transaction Documents relating to the issuance by the Company of the New Preferred Shares and the New Conversion Shares, including, but not limited to, rights of participation, most favored nation status and the application of proceeds from the sale of New Preferred Shares to repay the Notes (the “Preferred SPA Waiver”), (c) to waive, in part, (x) Section 2(b) of the Warrant such that the Share Purchase shall only decrease the Exercise Price of the Warrant to $0.20 and (y) Section 2(c) of the Warrant such that the Share Purchase shall only increase the shares of Common Stock issuable upon exercise of the Exchange Warrant to such aggregate number of shares of Common Stock as set forth on the signature page of the Holder attached hereto (the “Adjusted Exchange Warrant Amount”, and such waiver, the “Proposed Common Offering Warrant Waiver”), (d) effective as of the date hereof, the Holder hereby waives any adjustment to the Conversion Price (as defined in the Notes) of the Notes or the Exercise Price (as defined in the Holder Warrant) of the Warrants arising solely as a result of the Exchange (the “Exchange Waiver”) and (e) upon the later of (x) the time of consummation of the Proposed Common Offering and the time of consummation of the Exchange, Section 2(c) of the Exchange Warrant of the Exchange Warrant shall be waived, in part, such that thereafter the aggregate number of Warrant Shares that may be purchased upon exercise of the Exchange Warrant shall only be increased or decreased proportionately pursuant to Section 2(c) of the Exchange Warrant pursuant to the provisions of Section 2(a) of the Exchange Warrant (the “Exchange Warrant Adjustment Waiver”, and together with the Proposed Common Offering Warrant Waiver, the Exchange Waiver, the Preferred SPA Waiver and the Exchange, collectively, the “Transactions”).

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

Section 1. The Transactions; Amendments. As of the date hereof, the Holder hereby grants the Company the Exchange Waiver and the Proposed Common Offering Warrant Waiver. On the first (1st) Trading Day after the Company shall have satisfied the Exchange Condition (the “Exchange Date”), pursuant to Section 3(a)(9) of the 1933 Act, the Company and the Holder shall consummate the Exchange and exchange the Exchange Warrant for the New Primary Securities. On the Exchange Date, the following transactions shall occur:

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1.1       Upon delivery by the Company to the Company’s transfer agent (the “Transfer Agent”) of instructions to issue the New Common Shares in accordance with Section 1.2 and, if applicable, the Rights hereunder (the “Delivery Time”), all of the Holder’s rights under the Exchange Warrant shall be extinguished.

1.2       On or prior to the second (2nd) Trading Day after the Exchange Date, the Company shall credit the New Common Shares to the Holder or its designee’s balance account with the Depository Trust Company (“DTC”) in accordance with the DTC instructions set forth on the signature page of the Holder attached hereto (or otherwise delivered by the Holder in writing to the Company on or prior to the date hereof). On the Exchange Date, the Holder shall be deemed for all corporate purposes to have become the holder of record of the New Primary Securities, irrespective of the date such New Common Shares are credited to the Holder’s or its designee’s balance account with DTC in accordance herewith or such Rights are delivered to the Holder (or its designee).

1.3       Effective as of Delivery Time, the Holder hereby grants the Preferred SPA Waiver and the Exchange Warrant Adjustment Waiver.

1.4       The Company and the Holder shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Transactions.

1.5       Effective as of the date hereof, the Securities Purchase Agreement is hereby amended as follows:

1.7.1 “Warrants” are hereby amended to include the Rights.

1.7.2 “Warrant Shares” are hereby amended to include the New Shares.

1.7.3 “Transaction Documents” are hereby amended to include this Agreement.

1.6       Ratifications. Except as otherwise expressly provided herein, the Securities Purchase Agreement and each other Transaction Document, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof: (i) all references in the Securities Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Initial Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement, and (ii) all references in the other Transaction Documents to the “Securities Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement.

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Section 2. Representations and Warranties of the Company. The Company represents and warrants to the Holder that:

2.1 Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company, nor any subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole (a “Material Adverse Effect”).

2.2 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the Transactions contemplated by this Agreement and the Rights (collectively, the “Exchange Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Exchange Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith. This Agreement and each other Exchange Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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2.3 Issuance of New Securities. The issuance of the Rights by the Company is duly authorized and, upon conveyance in accordance with the terms hereof, the Rights shall be validly issued, fully paid and non-assessable and free from all free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, rights, proxies, equity or other adverse claim thereto (collectively, “Liens”). Upon issuance in accordance herewith, the New Common Shares, when issued, will be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Upon issuance in accordance herewith or pursuant to the Rights, the Rights Shares, as applicable, when issued, will be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations and warranties of the Holder set forth in Section 3 of this Agreement, upon issuance and conveyance in accordance herewith, the conveyance by the Company of the New Primary Securities (and upon exercise of the Rights, the Rights Shares, as applicable) is exempt from the registration requirements of the Securities Act under Section 3(a)(9) of the Securities Act. The New Shares shall not bear any restrictive legend and shall be freely tradeable by the Holder. Upon consummation of the Proposed Common Offering, the Conversion Price of the Notes shall be $0.15 and the Exercise Price of the Warrants shall be $0.20 (in each case, as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events).

2.4 No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Exchange Documents to which it is a party, the issuance of the New Primary Securities (and upon exercise of the Rights, the Rights Shares, as applicable) and the consummation by it of the transactions contemplated hereby and thereby do not and will not conflict with or violate any provision of the Company’s articles of incorporation, bylaws or other organizational or charter documents.

2.5 Acknowledgment Regarding the Exchange. The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm’s length third party with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges the Holder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by the Holder or any of its representatives or agents in connection with this Agreement is merely incidental to the Exchange.

2.6 No Commission. The Company has not paid or given, and has not agreed to pay or give, directly or indirectly, any commission or other remuneration for soliciting the Transaction.

2.7 3(a)(9) Representation. The Company has not, nor to its knowledge, has any person acting on its behalf, directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Transactions and the issuance of the New Primary Securities (and upon exercise of the Rights, the Rights Shares, as applicable) pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from delivering the New Primary Securities (and upon exercise of the Rights, the Rights Shares, as applicable) to the Holder pursuant to Section 3(a)(9) of the Securities Act, nor will the Company take any action or steps that would cause the Exchange, issuance and delivery of the New Primary Securities (and upon exercise of the Rights, the Rights Shares, as applicable) to be integrated with other offerings to the effect that the delivery of the New Primary Securities (and upon exercise of the Rights, the Rights Shares, as applicable) to the Holder would be seen not to be exempt pursuant to Section 3(a)(9) of the Securities Act.

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2.8 No Third-Party Advisors. Other than legal counsel, the Company has not engaged any third parties to assist in the solicitation with respect to the Transactions.

2.9 SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.

2.10 Filings, Consents and Approvals.  Other than as set forth in any filings required to be made with the SEC or any state securities commission, in connection with the transactions contemplated under this Agreement, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Exchange Documents.

2.11 Capitalization.  The capitalization of the Company is as set forth in the SEC Reports.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Exchange Documents.  Except as set forth in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, Options or Convertible Securities. The issuance of the New Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Holder) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance of the New Securities.1  There are no stockholders’ agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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2.12 DTC Eligibility. The Company, through the Transfer Agent, currently participates in the DTC Fast Automated Securities Transfer (FAST) Program and the Common Stock can be transferred electronically to third parties via the DTC Fast Automated Securities Transfer (FAST) Program.

2.13 Litigation.  Other than as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Exchange Documents or the New Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

2.14 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Exchange Documents.

2.15 No Integrated Offering. Assuming the accuracy of the Holder’s representations and warranties set forth in Section 3, neither the Company, nor any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Exchange to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Eligible Market on which any of the securities of the Company are listed or designated.

2.16 Acknowledgment Regarding Holder’s Exchange of the Exchange Warrants. To the knowledge of the Company, the Holder is acting solely in the capacity of an arm’s length party with respect to the Exchange Documents and the transactions contemplated thereby.

Section 3. Representations and Warranties of the Holder. The Holder represents and warrants to the Company that:

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3.1 Ownership of the Holder Warrant. The Holder is the legal and beneficial owner of the Exchange Warrants. One or more Holder Entities paid for the Exchange Warrants and one or more Holder Entities have held the Exchange Warrants since its purchase. The Holder owns the Exchange Warrants outright and free and clear of any options, contracts, agreements, liens, security interests, or other encumbrances.

3.2 No Public Sale or Distribution. The Holder is acquiring the New Securities in the ordinary course of business for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, the Holder does not agree to hold any of the New Securities, for any minimum or other specific term and reserves the right to dispose of the New Securities at any time in accordance with an exemption from the registration requirements of the Securities Act and applicable state securities laws. Except as contemplated herein, the Holder does not presently have any agreement or understanding, directly or indirectly, with any person to distribute, or transfer any interest or grant participation rights in, the Exchange Warrant or the New Securities.

3.3 Accredited Investor and Affiliate Status. The Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act. The Holder is not, and has not been, for a period of at least three months prior to the date of this Agreement (a) an officer or director of the Company, (b) an “affiliate” of the Company (as defined in Rule 144) (an “Affiliate”) or (c) a “beneficial owner” of more than ten percent (10%) of the common stock (as defined for purposes of Rule 13d-3 of the Exchange Act).

3.4 Reliance on Exemptions. The Holder understands that the Exchange is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to complete the Exchange and to acquire the New Primary Securities (and upon exercise of the Rights, the Rights Shares, as applicable).

3.5 Information. The Holder, and its advisors, if any, has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Transactions which have been requested by the Holder. The Holder and its advisors, if any, has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Holder and its advisors, if any, or its representatives shall modify, amend or affect the Holder’s right to rely on the Company’s representations and warranties contained herein. The Holder acknowledges that all of the documents filed by the Company with the SEC under Sections 13(a), 14(a) or 15(d) of the Exchange Act that have been posted on the SEC’s EDGAR site are available to the Holder, and the Holder has not relied on any statement of the Company not contained in such documents in connection with the Holder’s decision to enter into this Agreement and the Transactions.

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3.6 Risk. The Holder understands that its investment in the New Securities involves a high degree of risk. The Holder is able to bear the risk of an investment in the New Securities including, without limitation, the risk of total loss of its investment. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Exchange and its acquisition of the New Primary Securities.

3.7 No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the Exchange or the fairness or suitability of the investment in the New Securities nor have such authorities passed upon or endorsed the merits of the New Securities.

3.8 Organization; Authorization. The Holder is duly organized, validly existing and in good standing under the laws of its state of formation and has the requisite organizational power and authority to enter into and to consummate the Transactions contemplated by the Exchange Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

3.9 Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the Transactions (including, without limitation, the irrevocable surrender of the Exchange Warrant) will not result in a violation of the organizational documents of the Holder.

3.10 Prior Investment Experience. The Holder acknowledges that it has prior investment experience, including investment in securities of the type being exchanged, including the Exchange Warrant and the New Securities, and has read all of the documents furnished or made available by the Company to it and is able to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

3.11 Tax Consequences. The Holder acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Holder which will result from entering into the Agreement and from consummation of the Exchange. The Holder acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding the Agreement and the Exchange.

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3.12 No Registration, Review or Approval. The Holder acknowledges, understands and agrees that the New Primary Securities (and upon exercise of the Rights, the Rights Shares, as applicable) are being exchanged hereunder pursuant to an exchange offer exemption under Section 3(a)(9) of the Securities Act. By virtue of Rule 3(a)(9) under the Securities Act, the Right (and upon exercise of the Right, the Right Shares) will have a Rule 144 (as defined below) holding period that will be deemed to have commenced as of April 27, 2023, the date of the original issuance of the Exchange Warrant to the Holder. At any time on and after the date hereof and prior to April 27, 2024, if no Current Public Information Failure (as defined in the Registration Rights Agreement) then exists, or otherwise and at any time on or after April 27, 2024, as applicable, none of the New Securities shall be required to bear any restrictive legend and shall be freely transferable by the Holder pursuant to and in accordance with Rule 144 of the Securities Act (“Rule 144”), provided, for the avoidance of doubt, that the Holder shall not be an affiliate of the Company and shall not have been an affiliate during the 90 days preceding the date of any transfer.

3.13 No Other Consideration. The New Primary Securities (and upon exercise of the New Warrants, the New Warrant Shares and upon exercise of the Rights, the Rights Shares, as applicable) are being conveyed exclusively for the exchange of the Holder Warrant and no other consideration has or will be paid by the Holder for the New Securities.

Section 4. Right to Issue Shares.

4.1 General. In the Exchange, the Company shall issue the Holder the Rights to receive the Rights Shares, which Rights shall have such terms and conditions as set forth in this Section 4. The Company and the Holder hereby agree that no additional consideration is payable in connection with the issuance of the Rights or the exercise of the Rights.

4.2 Exercise of Right of Issuance of Shares. Subject to the terms hereof, the exercise of the Rights may be made, in whole or in part, at any time or times on or after the date hereof by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed PDF copy of the Notice of Issuance Form annexed hereto as Exhibit B (each, a “Notice of Issuance”, and the corresponding date thereof, the “Exercise Date”). Partial exercises of the Rights resulting in issuances of a portion of the total number of Rights Shares available thereunder shall have the effect of lowering the outstanding number of Rights Shares purchasable thereunder in an amount equal to the applicable number of Rights Shares issued. The Holder and the Company shall maintain records showing the number of Rights Shares issued and the date of such issuances. The Company shall deliver any objection to any Notice of Issuance Form within one (1) Trading Day of receipt of such notice. The Holder acknowledges and agrees that, by reason of the provisions of this paragraph, following each exercise of the Rights issued hereunder and the issuance of a portion of the Rights Shares pursuant thereto, the number of Rights Shares available for issuance pursuant to the Rights issued hereunder at any given time may be less than the amount stated in the recitals hereof.

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4.3 Delivery of Rights Shares. The Rights Shares issued hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with DTC through its Deposit/Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Rights Shares to or resale of the Rights Shares by the Holder or (B) the Rights Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Issuance by the date that is two (2) Trading Days after the delivery to the Company of the Notice of Issuance (such date, the “Share Delivery Deadline”). The Rights Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become the holder of record of such shares for all purposes, as of the date the Rights have been exercised.

4.4 Charges, Taxes and Expenses. Issuance of Rights Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Issuance.

4.5 Authorized Shares. The Company covenants that, during the period the Rights are outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Rights Shares upon the exercise of the Rights. The Company further covenants that its issuance of the Rights shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Rights Shares upon the due exercise of the Rights. The Company will take all such reasonable action as may be necessary to assure that such Rights Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed. The Company covenants that all Rights Shares which may be issued upon the exercise of the Rights represented by this Agreement, the Rights, will, upon exercise of the Rights be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, Liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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4.6 Impairment. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Agreement against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Rights Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Rights Shares upon the exercise of the Rights and (iii) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Agreement.

4.7 Authorizations. Before taking any action which would result in an adjustment in the number of Rights Shares for which the Rights provides for, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

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4.8 Limitations on Exercise. The Company shall not effect the exercise of any Rights, and the Holder shall not have the right to exercise any portion of any Rights pursuant to the terms and conditions of this Agreement and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties (as defined below) collectively would beneficially own in excess of 4.99% (the “Beneficial Ownership Limitation”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of the Rights issued hereunder with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of the Rights beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4.8. For purposes of this Section 4.8 beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of the Rights without exceeding the Beneficial Ownership Limitation, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Notice of Issuance from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Notice of Issuance would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 4.8, to exceed the Beneficial Ownership Limitation, the Holder must notify the Company of a reduced number of shares of Common Stock to be purchased pursuant to such Notice of Issuance. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Rights, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of the Rights results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Beneficial Ownership Limitation of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Beneficial Ownership Limitation (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Rights that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of the Rights hereunder in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise any Rights pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4.8 to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 4.8 or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of Rights. For the purpose of this Agreement: (x) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the date hereof, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Beneficial Ownership Limitation, (y) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder and (z) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

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4.9 Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of the Rights, pursuant to the terms hereof.

4.10 Stock Dividends and Splits. If the Company, at any time while the Rights exist: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the number of Rights Shares issuable upon exercise of the Rights shall be proportionately adjusted. Any adjustment made pursuant to this Section 4.10 shall become effective immediately upon the record date for the determination of stockholders entitled to receive such dividend or distribution (provided that if the declaration of such dividend or distribution is rescinded or otherwise cancelled, then such adjustment shall be reversed upon notice to the Holder of the termination of such proposed declaration or distribution as to any unexercised portion of the Rights at the time of such rescission or cancellation) and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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4.11 Compensation for Buy-In on Failure to Timely Deliver Rights Shares. If the Company shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, either (x) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, to issue and deliver to the Holder (or its designee) a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or, (y) if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of a Right (a “Delivery Failure”), then, in addition to all other remedies available to such Holder, (X) the Company shall pay in cash to the Holder on each day after the Share Delivery Deadline that the issuance of such shares of Common Stock is not timely effected an amount equal to 1% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Deadline and to which the Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Deadline, and (Y) the Holder, upon written notice to the Company, may void its Notice of Issuance with respect to, and retain or have returned, as the case may be, all, or any portion, of such Rights that has not been exercised pursuant to such Notice of Issuance; provided that the voiding of a Notice of Issuance shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 4.11 or otherwise. In addition to the foregoing, if a Delivery Failure occurs and if on or after such Share Delivery Deadline the Holder acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock corresponding to all or any portion of the number of shares of Common Stock issuable upon such exercise that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Company shall, within two (2) Business Days after receipt of the Holder’s request and in the Holder’s discretion, either: (I) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of Common Stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate (and to issue such shares of Common Stock) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of Rights hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (II) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of Rights hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest Closing Sale Price (as defined below) of the Common Stock on any Trading Day during the period commencing on the date of the applicable Notice of Issuance and ending on the date of such issuance and payment under this clause (II). Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of the Rights as required pursuant to the terms hereof. “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, L.P., or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P., or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, L.P., the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

4.12 Subsequent Rights Offerings. Except with respect to any adjustments pursuant to Section 4.10 above, if at any time the Company grants, issues or sells any Convertible Securities, Options or rights to purchase stock, warrants, securities or other property pro rata to the record Holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of the Rights (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record Holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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4.13 Fundamental Transaction. If, at any time while the Rights remain outstanding, a Fundamental Transaction occurs, then, upon any subsequent exercise of the Rights, the Holder shall have the right to receive, for each Rights Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 4.8 on the exercise of the Right), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration receivable as a result of such Fundamental Transaction by a Holder of one share of Common Stock. Upon the occurrence of any such Fundamental Transaction, the any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Agreement and the other Exchange Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Agreement and the other Exchange Documents with the same effect as if such Successor Entity had been named as the Company herein.

4.14 Notice to Allow Exercise of Right. If at any time while the Rights remain outstanding, (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all Holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the Holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise the Rights during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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4.15 No Rights as Stockholder Until Exercise. Each Right does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof.

4.16 Transferability. Subject to compliance with any applicable securities laws, the Rights and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon written assignment in a form reasonably acceptable to the Company duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer of this Agreement delivered to the principal office of the Company or its designated agent. Upon such assignment and, if required, such payment, the Company shall enter into a new agreement with the assignee or assignees, as applicable, and this Agreement shall promptly be cancelled. Any Right, if properly assigned in accordance herewith, may be exercised by a new Holder for the issue of Rights Shares without having a new agreement executed.

Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed under the laws of the State of Nevada, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction. The Company and the Holder each hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The Company and the Holder each consents to the exclusive jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by generally recognized overnight courier or certified or registered mail, return receipt requested, directed to such party at its or his address set forth below (and service so made shall be deemed “personal service”) or by personal service or in such other manner as may be permissible under the rules of said courts. THE COMPANY AND THE HOLDER EACH HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT.

Section 6. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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Section 7. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 8. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 9. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 10. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 11. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be given in accordance with the terms and conditions of the Securities Purchase Agreement.

Section 12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Rights or the New Shares. Subject to its compliance with applicable federal and state securities laws, the Holder may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be the Holder hereunder with respect to such assigned rights.

Section 13. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 14. Survival of Representations. The representations and warranties of the Company and the Holder contained in Sections 2 and 3, respectively, will survive the closing of the transactions contemplated by this Agreement.

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Section 15. Disclosure of Transaction. The Company shall, on or before 9:30 a.m., New York City time, on or prior to the first (1st) business day after the date of this Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the Exchange Documents, to the extent they are required to be filed under the 1934 Act, that have not previously been filed with the Securities and Exchange Commission by the Company (including, without limitation, the New Certificate of Designations and this Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated by the Exchange Documents or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.

Section 16. Fees. The Company shall reimburse Kelley Drye & Warren, LLP (counsel to the Holder) in an aggregate non-accountable amount of $15,000 for costs and expenses incurred by it in connection with drafting and negotiation of this Agreement. Each party to this Agreement shall bear its own expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated hereby, except as provided in the previous sentence and except that the Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, Depository Trust Company fees relating to or arising out of the transactions contemplated hereby. In addition to, but not in limitation of, any other rights of the Holder hereunder, if (a) this Agreement or any of the New Securities are placed in the hands of an attorney for collection of any indemnification or other obligation hereunder or thereunder then outstanding or enforcement or any such obligation is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Agreement or any of the New Securities or to enforce the provisions of this Agreement or any of the New Securities or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Agreement or any of the New Securities, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, reasonable attorneys’ fees and disbursements.

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Section 17. Listing. The Company shall use reasonable best efforts to promptly secure the listing or designation for quotation (as the case may be) of all of the New Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all New Shares from time to time issuable under the terms of the Exchange Documents on such national securities exchange or automated quotation system. The Company shall use reasonable best efforts to maintain the Common Stock’s listing or authorization for quotation (as the case may be) on one (or more) of The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the shares of Common Stock so that they are not listed or admitted for trading on any Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 17.

Section 18. Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the New Primary Securities (and upon exercise of the Rights, the Rights Shares, as applicable) may be tacked onto both the holding period of the Exchange Warrant, and the Company agrees not to take a position contrary to this Section 18. The Company acknowledges and agrees that, subject to the Holder’s representations and warranties contained in Section 3 of this Agreement, the New Primary Securities (and upon exercise of the Rights, the Rights Shares, as applicable) shall not be required to bear any restrictive legend and shall be freely transferable by the Holder pursuant to and in accordance with Rule 144, provided, for the avoidance of doubt, that the Holder shall not be an affiliate of the Company and shall not have been an affiliate during the 90 days preceding the date of any transfer.

Section 19. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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Section 20. Independent Nature of Holder’s Obligations and Rights. The obligations of the Holder under this Agreement are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any other agreement with the Company (each, an “Other Agreement”). Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment and Exchange Agreement as of the date first written above.

RISKON INTERNATIONAL, INC. (F/K/A BITNILE METAVERSE, INC.)

By:
Name: Milton C. Ault, III
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

Aggregate Warrant Shares Issuable	Arena Special Opportunities Fund, LP
Upon Exercise of Holder Warrant*:	Arena Special Opportunities Partners II, LP
Arena Finance Markets, LP
1,145,948	Arena Special Opportunities (Offshore)
Master, LP
Aggregate Number of New Common	Arena Special Opportunities (Cayman
Shares to be Issued:	Master) II, LP

0
By:
Adjusted Exchange Warrant Amount*	Name:	Lawrence Cutler
	Title:	Authorized Signatory
1,145,948

Aggregate Number of Right Shares Underlying the Rights (if any) to be Issued*:

3,437,844

DTC Instructions:

*Without regard to any limitations on exercise of the Holder Warrant or the Rights

IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

Aggregate Warrant Shares Issuable	WALLEYE OPPORTUNITIES
Upon Exercise of Holder Warrant*:	MASTER FUND LTD

954,956
By:
Aggregate Number of New Common Shares to be Issued:	Name:
Title:
1,709,737

Adjusted Exchange Warrant Amount*

954,956

Aggregate Number of Right Shares Underlying the Rights (if any) to be Issued*:

1,155,131

DTC Instructions:

*Without regard to any limitations on exercise of the Holder Warrant or the Rights

EXHIBIT A

CERTIFICATE OF DESIGNATIONS

EXHIBIT B

NOTICE OF ISSUANCE

The undersigned holder hereby exercises the rights (the “Rights”) to receive _________________ of the shares of Common Stock (the “Rights Shares”) of RiskOn International, Inc. (f/k/a BitNile Metaverse, Inc.), a Nevada corporation (the “Company”), established pursuant to that certain Amendment and Exchange Agreement, dated February 21, 2024, by and between the Company and the investors signatory thereto (the “Exchange Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Exchange Agreement.

The Company shall deliver to Holder, or its designee or agent as specified below, __________ Rights Shares in accordance with the terms of the Rights. Delivery shall be made to Holder, or for its benefit, as follows:

☐     Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

               ☐        Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: _____________ __, _______________________ Name of Registered Holder
By: ________________________ Name: Title: Tax ID:____________________________ Facsimile:__________________________ E-mail Address:_____________________